    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 1996

                                                 REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                  SAFEWAY INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             DELAWARE                        SAFEWAY INC.                       94-3019135
   (STATE OR OTHER JURISDICTION       FOURTH AND JACKSON STREETS             (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)     OAKLAND, CALIFORNIA 94660           IDENTIFICATION NUMBER)
                                            (510) 891-3000
                                  (ADDRESS, INCLUDING ZIP CODE, AND
                                   TELEPHONE NUMBER, INCLUDING AREA
                                                CODE,
                                      OF REGISTRANT'S PRINCIPAL
                                          EXECUTIVE OFFICES)

                                 JULIAN C. DAY
              EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                  SAFEWAY INC.
                           FOURTH AND JACKSON STREETS
                           OAKLAND, CALIFORNIA 94660
                                 (510) 891-3000
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                            ------------------------
                                   COPIES TO:

               SCOTT R. HABER, ESQ.                               PAUL C. PRINGLE, ESQ.
              TRACY K. EDMONSON, ESQ.                                 BROWN & WOOD
                 LATHAM & WATKINS                                 555 CALIFORNIA STREET
         505 MONTGOMERY STREET, SUITE 1900                   SAN FRANCISCO, CALIFORNIA 94104
          SAN FRANCISCO, CALIFORNIA 94111                            (415) 772-1200
                  (415) 391-0600

                            ------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /X/ 333-00037

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                            ------------------------
                        CALCULATION OF REGISTRATION FEE

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
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

                                                                         PROPOSED MAXIMUM
                                                        PROPOSED MAXIMUM     AGGREGATE
   TITLE OF EACH CLASS OF SECURITIES     AMOUNT TO BE    OFFERING PRICE      OFFERING         AMOUNT OF
           TO BE REGISTERED              REGISTERED(1)     PER UNIT(2)       PRICE(2)     REGISTRATION FEE
-----------------------------------------------------------------------------------------------------------
Common Stock ($0.01 par value).........     2,300,000        $25.156        $57,858,800        $19,951
-----------------------------------------------------------------------------------------------------------
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

(1) Includes 300,000 shares of Common Stock which the Underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of computing the amount of registration fee, based on the average of the high and low prices for the Common Stock as reported on the New York Stock Exchange on January 30, 1996, in accordance with Rule 457(c) promulgated under the Securities Act of 1933.
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
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

       INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT NO. 333-00037

     Safeway Inc. (the "Company") hereby incorporates by reference into this Registration Statement in its entirety the Registration Statement No. 333-00037 filed with the Securities and Exchange Commission (the "Commission") on January 3, 1996, as amended by Amendment No. 1 thereto filed with the Commission on February 1, 1996, including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF OAKLAND, STATE OF CALIFORNIA, ON THIS 5TH DAY OF FEBRUARY, 1996.

                                          SAFEWAY INC.

                                          By STEVEN A. BURD*

                                            ------------------------------------
                                            Steven A. Burd
                                            President and Chief Executive
                                             Officer

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY EACH OF THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON FEBRUARY 5, 1996.

                SIGNATURE                                          TITLE
------------------------------------------     ----------------------------------------------
STEVEN A. BURD*                                President, Chief Executive Officer and
------------------------------------------     Director (Principal Executive Officer)
Steven A. Burd
/s/ JULIAN C. DAY                              Executive Vice President and Chief Financial
------------------------------------------     Officer (Principal Financial Officer)
Julian C. Day
PETER A. MAGOWAN*                              Chairman of the Board
------------------------------------------
Peter A. Magowan
SAM GINN*                                      Director
------------------------------------------
Sam Ginn
JAMES H. GREENE, JR.*                          Director
------------------------------------------
James H. Greene, Jr.
PAUL HAZEN*                                    Director
------------------------------------------
Paul Hazen
HENRY R. KRAVIS*                               Director
------------------------------------------
Henry R. Kravis
ROBERT I. MACDONNELL*                          Director
------------------------------------------
Robert I. MacDonnell
GEORGE R. ROBERTS*                             Director
------------------------------------------
George R. Roberts
MICHAEL T. TOKARZ*                             Director
------------------------------------------
Michael T. Tokarz
*By: /s/  JULIAN C. DAY
------------------------------------------
     (Julian C. Day, Attorney-in-fact)

                                 EXHIBIT INDEX

EXHIBIT                                     DESCRIPTION
-------    ------------------------------------------------------------------------------
 5.1*      Opinion of Latham & Watkins.
23.1       Consent of Deloitte & Touche LLP.
23.2*      Consent of Latham & Watkins.
24.1**     Power of Attorney.

---------------
 * Filed as an exhibit to Amendment No. 1 to Registration Statement No. 333-00037 filed on February 1, 1996.

** Filed as an exhibit to Registration Statement No. 333-00037 filed on January
   3, 1996.